SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         December 1, 2004

    Level 3 Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	47-0210602
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

720-888-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 1, 2004, Level 3 Communications, Inc. (the “Company”), as guarantor, Level 3 Financing, Inc. (“Level 3 Financing”), a wholly owned subsidiary of the Company, as borrower, Merrill Lynch Capital Corporation, as administrative agent and collateral agent, and certain lenders entered into a credit agreement (the “Credit Agreement”) pursuant to which the lenders extended a $730 million senior secured term loan to Level 3 Financing. The term loan matures in 2011 and has a current interest rate of LIBOR plus an applicable margin of 700 basis points.

A portion of the proceeds of the term loan were (a)(i) advanced by Level 3 Financing to Level 3 Communications, LLC (“Level 3 LLC”), a subsidiary of the Company, against delivery of a loan proceeds note, (ii) used by Level 3 LLC to repay a portion of indebtedness owed by it to the Company under a parent intercompany note, and (iii) used by the Company to repurchase a portion of existing notes maturing in 2008 pursuant to debt tender offers, which expired at 12:00 midnight, New York City time, on December 1, 2004, and (b)(i) used to pay fees and expenses in connection with the term loan and the debt tender offers and (ii) used for general corporate purposes.

Level 3 Financing’s obligations under this term loan are, subject to certain exceptions, secured by certain of the assets of (i) the Company; and (ii) certain of the Company’s material domestic subsidiaries which are engaged in the telecommunications business and which were able to grant a lien on their assets without regulatory approval. The Company and these subsidiaries have also guaranteed the obligations of Level 3 Financing under the term loan. Upon obtaining regulatory approvals (i) Level 3 LLC and its material domestic subsidiaries will guarantee and, subject to certain exceptions, pledge certain of their assets to secure the obligations under the term loan; and (ii) certain of the initial subsidiary guarantors will be released from their pledge and guarantee obligations under the term loan.

The Credit Agreement includes certain negative covenants on the ability of the Company, Level 3 Financing and any restricted subsidiary to engage in certain activities. The Credit Agreement also contains certain events of default. It does not require the Company or Level 3 Financing to maintain specific financial ratios.

The Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”). The descriptions of the material terms of the Credit Agreement are qualified in their entirety by reference to such exhibit.

In addition, in connection with the term loan, the Company and its subsidiaries entered into the following agreements on December 1, 2004:

•	Guarantee Agreement, among the Company, the Subsidiaries party thereto and Merrill Lynch Capital Corporation, filed as Exhibit 10.2 to this Form 8-K;

•	Collateral Agreement, among Level 3 Financing, the Company, Level 3 LLC and Merrill Lynch Capital Corporation, filed as Exhibit 10.3 to this Form 8-K;

•	Indemnity, Subrogation and Contribution Agreement among the Company, Level 3 Financing, the Subsidiaries party thereto and Merrill Lynch Capital Corporation, filed as Exhibit 10.4 to this Form 8-K;

•	Supplemental Indenture among Level 3 Financing, the Company, Level 3 LLC and The Bank of New York, as trustee, relating to the Level 3 Financing 10.75% Senior Notes due 2011, filed as Exhibit 4.2 to this Form 8-K;

•	Offering Proceeds Note Subordination Agreement among the Company, Level 3 LLC and Level 3 Financing, filed as Exhibit 10.5 to this Form 8-K;

•	Loan Proceeds Note issued by Level 3 LLC and Level 3 Financing, filed as Exhibit 10.6 to this Form 8-K; and

•	Loan Proceeds Note Collateral Agreement among Level 3 Financing, the Company and Merrill Lynch Capital Corporation, filed as Exhibit 10.7 to this Form 8-K.

On December 2, 2004, the Company entered into an indenture (the “Indenture”) with The Bank of New York, as trustee, in connection with the Company’s issuance of up to $345 million in aggregate principal amount of the Company’s 5¼% Convertible Senior Notes due 2011 (the “Notes”). The Notes were offered in a private placement only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. They were issued pursuant to the terms of a purchase agreement, dated November 17, 2004.

The Notes bear interest at the rate of 5¼% per annum semiannually on June 15 and December 15 of each year, commencing on June 15, 2005. The Notes will mature on December 15, 2011. The Notes are convertible into shares of the Company’s common stock at any time at an initial conversion price of $3.984 per share, equivalent to a conversion rate of approximately 251.004 shares of common stock, for each $,1000 principal amount of notes surrendered for conversion, subject to adjustment upon certain events, at any time before the close of business on December 15, 2011. In lieu of delivering shares of common stock, the Company may elect to pay holders cash or a combination of cash and shares of common stock. After December 15, 2008, the Company may redeem the notes, in whole or in part, at its option at any time or from time to time at the redemption prices specified in the Indenture, plus accrued and unpaid interest thereon, if any, to the redemption date.

Holders of the Notes may require the Company to repurchase all or any part of their Notes upon the occurrence of a designated event at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, to but excluding the repurchase date, if any, plus, in certain circumstances, a make-whole premium. After December 15, 2008, the Company may redeem all or a portion of the Notes at the following redemption prices, plus accrued and unpaid interest to, but excluding, the redemption date: (i) for the 12-month period commencing on December 15, 2008, 102.25% principal amount; (ii) for the 12-month period commencing on December 15, 2009, 101.50% principal amount; and (iii) for the 12-month period commencing on December 15, 2010 and thereafter, 100.75% principal amount.

The Indenture is filed as Exhibit 4.1 to this Form 8-K. The descriptions of the material terms of the Indenture are qualified in their entirety by reference to such exhibit.

On December 2, 2004, the Company entered into a confirmation of OTC convertible note hedge, dated December 2, 2004, among Merrill Lynch International, the Company and Merril Lynch, Pierce, Fenner & Smith Incorporated, attached as Exhibit 10.8 to this Form 8-K.

On December 2, 2004, the Company entered into a confirmation of OTC warrant, dated December 2, 2004, among Merrill Lynch International, the Company and Merril Lynch, Pierce, Fenner & Smith Incorporated, attached as Exhibit 10.9 to this Form 8-K.

The convertible note hedge and warrant transactions are designed to enable the Company to limit dilution from the conversion of the Notes. The Company used approximately $57 million of the proceeds from the offering of the Notes for the net cost of the convertible note hedge and warrant transactions.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

  See Item 1.01, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

  See Item 1.01, which is incorporated herein by reference.

Item 8.01.	Other Events

On December 2, 2004, Level 3 issued a press release relating to its accepting for purchase notes in debt tender offers. This press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full.

On December 2, 2004, Level 3 issued a press release relating to the completion of the private offering of the Notes pursuant to Rule 144A. This press release is filed as Exhibit 99.2 to this Current Report and incorporated by reference as if set forth in full.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

4.1	Indenture, dated December 2, 2004, among Level 3 Communications, Inc. and The Bank of New York.

4.2	Supplemental Indenture, dated December 1, 2004, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as trustee, relating to the Level 3 Financing 10.75% Senior Notes due 2011.

10.1	Credit Agreement, dated December 1, 2004, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation.

10.2	Guarantee Agreement, dated December 1, 2004, among Level 3 Communications, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

10.3	Collateral Agreement, dated December 1, 2004, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and Merrill Lynch Capital Corporation.

10.4	Indemnity, Subrogation and Contribution Agreement, dated December 1, 2004, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

10.5	Offering Proceeds Note Subordination Agreement, dated December 1, 2004, among Level 3 Communications, Inc., Level 3 Communications, LLC and Level 3 Financing, Inc.

10.6	Loan Proceeds Note, dated December 1, 2004, issued by Level 3 Communications, LLC to Level 3 Financing.

10.7	Loan Proceeds Note Collateral Agreement, dated December 1, 2004, among Level 3 Financing, Inc., Level 3 Communications, Inc. and Merrill Lynch Capital Corporation.

10.8	Confirmation of OTC Convertible Note Hedge, dated December 2, 2004, from Merrill Lynch International to Level 3 Communications, Inc.

10.9	Confirmation of OTC Warrant, dated December 2, 2004, from Merrill Lynch International to Level 3 Communications, Inc.

99.1	Press Release, dated December 2, 2004, of Level 3 Communications, Inc. relating to accepting for purchase notes in debt tender offers.

99.2	Press Release, dated December 2, 2004, of Level 3 Communications, Inc. relating to completion of private offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVEL 3 COMMUNICATIONS, INC.

By	/s/ Neil J. Eckstein

Neil J. Eckstein
Senior Vice President

Date: December 7, 2004

EXHIBIT INDEX

Exhibit:

4.1	Indenture, dated December 2, 2004, among Level 3 Communications, Inc. and The Bank of New York.

4.2	Supplemental Indenture, dated December 1, 2004, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and The Bank of New York, as trustee, relating to the Level 3 Financing 10.75% Senior Notes due 2011.

10.1	Credit Agreement, dated December 1, 2004, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation.

10.2	Guarantee Agreement, dated December 1, 2004, among Level 3 Communications, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

10.3	Collateral Agreement, dated December 1, 2004, among Level 3 Financing, Inc., Level 3 Communications, Inc., Level 3 Communications, LLC and Merrill Lynch Capital Corporation.

10.4	Indemnity, Subrogation and Contribution Agreement, dated December 1, 2004, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation.

10.5	Offering Proceeds Note Subordination Agreement, dated December 1, 2004, among Level 3 Communications, Inc., Level 3 Communications, LLC and Level 3 Financing, Inc.

10.6	Loan Proceeds Note, dated December 1, 2004, issued by Level 3 Communications, LLC to Level 3 Financing.

10.7	Loan Proceeds Note Collateral Agreement, dated December 1, 2004, among Level 3 Financing, Inc., Level 3 Communications, Inc. and Merrill Lynch Capital Corporation.

10.8	Confirmation of OTC Convertible Note Hedge, dated December 2, 2004, from Merrill Lynch International to Level 3 Communications, Inc.

10.9	Confirmation of OTC Warrant, dated December 2, 2004, from Merrill Lynch International to Level 3 Communications, Inc.

99.1	Press Release, dated December 2, 2004, of Level 3 Communications, Inc. relating to accepting for purchase notes in debt tender offers.

99.2	Press Release, dated December 2, 2004, of Level 3 Communications, Inc. relating to completion of private offering.